As filed with the Securities and Exchange Commission on May 9, 2005
Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Standard Aero Holdings, Inc.	Delaware	3724	98-0432892
Standard Aero (US), Inc.	Delaware	3724	41-1918930
Standard Aero (US) Legal, Inc.	Delaware	3724	41-1961734
Standard Aero, Inc.	Delaware	3724	74-2476718
Standard Aero Materials, Inc.	Delaware	3724	41-1992996
Standard Aero (San Antonio) Inc.	Delaware	3724	41-1915118
Standard Aero (Alliance) Inc.	Delaware	3724	41-1882348
Standard Aero Canada, Inc.	Delaware	3724	98-0432899
Standard Aero Redesign Services Inc.	Delaware	3724	27-0109835
3091781 Nova Scotia Company	Nova Scotia	3724	n/a
3091782 Nova Scotia Company	Nova Scotia	3724	26-0100136
3091783 Nova Scotia Company	Nova Scotia	3724	n/a
Standard Aero Limited	Canada	3724	98-0386799
Not FM Canada Inc.	Canada	3724	n/a
(Exact name of registrant as specified in its charter)	(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

500-1780 Wellington Avenue Winnipeg, Manitoba, Canada (204) 987-8860	Bradley Bertouille Chief Financial Officer 500-1780 Wellington Avenue Winnipeg, Manitoba, Canada (204) 987-8860
(Address, including zip code, and telephone number, including area code, of each of the co-registrants’ principal executive offices)	(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copy to:
Ian Blumenstein
Latham & Watkins LLP
885 Third Avenue, Suite 1000
New York, N.Y. 10022
(212) 906-1200
     Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.
     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
      This Amendment is filed solely to file the new or amended exhibits indicated in Item 21(a) of Part II and update Item 21(a) of Part II. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Items 20, 21(b) or 22 of Part II of the Registration Statement.

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 21.	Exhibits and Financial Statement Schedules
      (a) Exhibits

Exhibit
No.		Description of Exhibit

2	.1†	Agreement Relating to the Sale And Purchase of the Entire Issued Share Capital of Dunlop Standard Aerospace Group Limited, dated July 5, 2004, by and between Meggitt Acquisition Limited Meggitt plc, Standard Aero Holdings Inc., and the other parties thereto. Schedules and similar attachments to this agreement will be furnished supplementally to the U.S. Securities and Exchange Commission upon request.

2	.2†	Agreement Relating to the Sale And Purchase of the Entire Issued and Outstanding Capital Stock of Dunlop Standard Aerospace (U.S.), Inc., dated July 5, 2004, by and between Standard Aero Limited, Standard Aero (Asia) Pte Limited, Standard Aero (Australia) Pty Limited And Dunlop Standard Aerospace (Nederland) BV. Schedules and similar attachments to this agreement will be furnished supplementally to the U.S. Securities and Exchange Commission upon request.

2	.3†	Separation Agreement Relating to the Design And Manufacturing Division and the Engine Repair and Overhaul Division of the Dunlop Standard Aerospace Group, dated as of July 1, 2004, by and among Meggitt Acquisition Limited, Meggitt Plc And Standard Aero Holdings, Inc. Schedules and similar attachments to this agreement will be furnished supplementally to the U.S. Securities and Exchange Commission upon request.

3	.1†	Certificate of Incorporation of Standard Aero Holdings, Inc.,

3	.2†	Certificate of Incorporation of Standard Aero (US), Inc.

3	.3†	Certificate of Amendment to Certificate of Incorporation of Standard Aero (US), Inc.

3	.4†	Certificate of Incorporation of Standard Aero (US) Legal, Inc.

3	.5†	Certificate of Amendment to Certificate of Incorporation of Standard Aero (US) Legal, Inc.

3	.6†	Certificate of Incorporation of Standard Aero, Inc.

3	.7†	Certificate of Amendment to Certificate of Incorporation of Standard Aero, Inc.

3	.8†	Certificate of Incorporation of Standard Aero Materials, Inc.

3	.9†	Certificate of Amendment to Certificate of Incorporation of Standard Aero Materials, Inc.

3	.10†	Certificate of Incorporation of Standard Aero (San Antonio) Inc.

3	.11†	Certificate of Incorporation of Standard Aero (Alliance) Inc.

3	.12†	Certificate of Incorporation of Standard Aero Canada, Inc.

3	.13†	Certificate of Incorporation of Standard Aero Redesign Services Inc.

3	.14†	Memorandum of Association of 3091781 Nova Scotia Company.

3	.15†	Memorandum of Association of 3091782 Nova Scotia Company.

3	.16†	Memorandum of Association of 3091783 Nova Scotia Company.

3	.17†	Bylaws of Standard Aero Holdings, Inc.

3	.18†	Bylaws of Standard Aero, Inc.

3	.19†	Bylaws of Standard Aero (US), Inc.

3	.20†	Bylaws of Standard Aero (US) Legal, Inc.

3	.21†	Bylaws of Standard Aero, Inc.

3	.22†	Bylaws of Standard Aero Materials, Inc.

3	.23†	Bylaws of Standard Aero (San Antonio) Inc.

3	.24†	Bylaws of Standard Aero (Alliance) Inc.

3	.25†	Bylaws of Standard Aero Canada, Inc.

3	.26†	Bylaws of Standard Aero Redesign Services Inc.

3	.27†	Articles of Association of 3091781 Nova Scotia Company.

3	.28†	Articles of Association of 3091782 Nova Scotia Company.

3	.29†	Articles of Association of 3091783 Nova Scotia Company.

3	.30†	Bylaws of Standard Aero Limited.

3	.31†	Bylaws of Not FM Canada Inc.

Exhibit
No.		Description of Exhibit

4	.1†	Senior Subordinated Note Indenture with respect to the 8 1/4% Senior Subordinated Notes due 2014, between Standard Aero Holdings, Inc., Wells Fargo Bank Minnesota, National Association, as trustee, and the Guarantors listed on the signature pages thereto, dated as of August 20, 2004.

4	.2†	Supplemental Indenture, dated as of August 24, 2004, among Dunlop Standard Aerospace (Nederland) BV and Standard Aero BV, Standard Aero Holdings, Inc. and Wells Fargo Bank, National Association, as trustee.

4	.3†	Supplemental Indenture, dated as of August 24, 2004, among Dunlop Standard Aerospace (US) Inc., Dunlop Standard Aerospace (US) Legal Inc., Standard Aero, Inc., Dunlop Aerospace Parts, Inc., Standard Aero (San Antonio) Inc., Standard Aero (Alliance) Inc., Standard Aero Canada, Inc., 3091781 Nova Scotia Company, 3091782 Nova Scotia Company, 3091783 Nova Scotia Company, Standard Aero Limited, Not FM Canada Inc., Standard Aero Holdings, Inc. and Wells Fargo Bank, National Association, as trustee.

4	.4†	Supplemental Indenture, dated as of March 3, 2005, among Standard Aero (US), Inc. (f/k/a Dunlop Standard Aerospace (U.S.) Inc.); Standard Aero (US) Legal, Inc. (f/k/a Dunlop Standard Aerospace (US) Legal, Inc.); Standard Aero Inc.; Standard Aero Materials, Inc. (f/k/a Dunlop Aerospace Parts Inc.); Standard Aero (San Antonio) Inc.; Standard Aero (Alliance) Inc.; Standard Aero Canada, Inc.; 3091781 Nova Scotia Company; 3091782 Nova Scotia Company; 3091783 Nova Scotia Company; Standard Aero Limited; Not FM Canada Inc.; Standard Aero (Netherlands) B.V. (f/k/a Dunlop Standard Aerospace (Nederland) BV) and Standard Aero BV, Standard Aero Holdings, Inc. and Wells Fargo Bank, National Association, as trustee.

4	.5†	Supplemental Indenture, dated as of March 31, 2005, among Standard Aero (US), Inc. (f/k/a Dunlop Standard Aerospace (U.S.) Inc.); Standard Aero (US) Legal, Inc. (f/k/a Dunlop Standard Aerospace (US) Legal, Inc.); Standard Aero Inc.; Standard Aero Materials, Inc. (f/k/a Dunlop Aerospace Parts Inc.); Standard Aero (San Antonio) Inc.; Standard Aero (Alliance) Inc.; Standard Aero Canada, Inc.; 3091781 Nova Scotia Company; 3091782 Nova Scotia Company; 3091783 Nova Scotia Company; Standard Aero Limited; Not FM Canada Inc. and Standard Aero Redesign Services Inc., Standard Aero Holdings, Inc. and Wells Fargo Bank, National Association, as trustee.

4	.6†	Form of 8 1/4% Senior Subordinated Notes due 2014 (included in exhibit 4.1).

4	.7†	Registration Rights Agreement among Standard Aero Holdings, Inc., each of the Subsidiary Guarantors listed on Schedule A thereto, J.P. Morgan Securities Inc., Lehman Brothers Inc. and Credit Suisse First Boston LLC, dated as of August 20, 2004.

4	.8†	Purchase Agreement between Standard Aero Holdings, Inc. and the initial purchasers named in Schedule I thereto, dated August 17, 2004.

5	.1°	Opinion of Latham & Watkins LLP regarding the validity of the exchange notes.

5	.2°	Opinion of Aikins MacAulay & Thorvaldson LLP.

5	.3°	Opinion of Stewart McKelvey Stirling Scales.

10	.1†	Credit Agreement, dated as of August 20, 2004, by and among Standard Aero Holdings, Inc., the lenders party thereto, J.P. Morgan Securities Inc. and Lehman Brothers Inc., as joint lead arrangers, JPMorgan Chase Bank, as administrative agent, and Lehman Commercial Paper Inc. and Credit Suisse First Boston, as co-syndication agent.

10	.2†	Guarantee and Collateral Agreement, dated as of August 24, 2004, made by Standard Aero Acquisition Holdings, Inc., Standard Aero Holdings, Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, as administrative agent.

10	.3†	CDN Guarantee and Collateral Agreement, dated as of August 24, 2004, made by Standard Aero Limited, Not FM Canada, 3091781 Nova Scotia Company, 3091782 Nova Scotia Company, 3091783 Nova Scotia Company and 6269044 Canada Inc. in favor of JPMorgan Chase Bank, as administrative agent.

10	.4*	Management Agreement among Standard Aero Holdings, Inc. and TC Group, L.L.C. dated August 20, 2004

10	.5†	Service Agreement between Standard Aero Limited and David W. Shaw, dated as of October 1, 1998.

10	.6†	Amendment to Service Agreement between Standard Aero Limited and David W. Shaw, dated as of March 10, 2004.

10	.7†	Employment Agreement between Standard Aero Limited and Paul Soubry, dated as of June 7, 2002.

10	.8†	Amendment to Employment Agreement between Standard Aero Limited and Paul Soubry, dated as of March 10, 2004.

10	.9†	Employment Agreement between Standard Aero vof and Rene van Doorn, dated as of June 10, 2002.

Exhibit
No.		Description of Exhibit

10	.10†	Amendment to Employment Agreement between Standard Aero vof and Rene van Doorn, dated as of March 10, 2004.

10	.11†	Employment Agreement between Standard Aero Limited and Bradley Bertouille, dated as of June 17, 2002.

10	.12†	Amendment to Employment Agreement between Standard Aero Limited and Bradley Bertouille, dated as of March 10, 2004.

10	.13†	Employment Agreement between Standard Aero Limited and Edward Richmond, dated as of June 17, 2002.

10	.14†	Amendment to Employment Agreement between Standard Aero Limited and Edward Richmond, dated as of March 10, 2004.

10	.15†	Stock Option and Purchase Plan of Standard Aero Acquisition Holdings, Inc.

10	.16†	Stockholders Agreement, dated as of December 22, 2004, by and between Standard Aero Acquisition Holdings, Inc., Carlyle Partners III, L.P. and David Shaw.

10	.17†	Stockholders Agreement, dated as of December 22, 2004, by and between Standard Aero Acquisition Holdings, Inc., Carlyle Partners III, L.P. and Paul Soubry.

10	.18†	Stockholders Agreement, dated as of December 22, 2004, by and between Standard Aero Acquisition Holdings, Inc., Carlyle Partners III, L.P. and Rene van Doorn.

10	.19†	Stockholders Agreement, dated as of December 22, 2004, by and between Standard Aero Acquisition Holdings, Inc., Carlyle Partners III, L.P. and Bradley Bertouille.

10	.20†	Stockholders Agreement, dated as of December 22, 2004, by and between Standard Aero Acquisition Holdings, Inc., Carlyle Partners III, L.P. and Edward Richmond.

10	.21‡	T56 Engine and Accessories Support Subcontract No. LMKAC-98-0001 between Standard Aero (San Antonio) Inc. and Lockheed Martin Kelly Aircraft Center, dated September 23, 1998.

10	.22*	Amendment No. 24 to Subcontract No. LMKAC-98-0001 between Standard Aero and Lockheed, dated as of May 2, 2002.

10	.23‡	Amendment No. 36 to Subcontract No. LMKAC-98-0001 between Standard Aero and Lockheed dated as of November 24, 2003.

12	.1†	Statement of Computation of Ratio of Earnings to Fixed Charges.

21	.1†	List of Subsidiaries.

23	.1°	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23	.2°	Consent of Aikins, MacAulay & Thorvaldson LLP (included in Exhibit 5.2).

23	.7°	Consent of Stewart McKelvey Stirling Scales (included in Exhibit 5.3).

23	.8†	Consent of PricewaterhouseCoopers LLP.

24	.1†	Powers of Attorney.

25	.1*	Statement of Eligibility of Trustee with respect to the Senior Subordinated Notes Indenture.

99	.1*	Form of Letter of Transmittal, with respect to the Exchange Offer.

99	.2*	Form of Notice of Guaranteed Delivery, with respect to the old notes and exchange notes.

99	.3*	Form of Letter to DTC Participants Regarding the Exchange Offer.

99	.4*	Form of Letter to Beneficial Holders Regarding the Exchange Offer.
99	.5*	Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9.

* Filed herewith
† Previously filed
° To be filed by amendment
‡ Portions have been omitted pursuant to a request for confidential treatment

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio, State of Texas, on May 9, 2005.

STANDARD AERO HOLDINGS, INC.

By:	/s/ David Shaw

Name: David Shaw

Title:	Chief Executive Officer and Director
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

/s/ David Shaw David Shaw		Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2005

/s/ Bradley Bertouille Bradley Bertouille		Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 9, 2005

* Peter J. Clare		Director	May 9, 2005

* Allan Holt		Director	May 9, 2005

* Adam Palmer		Director	May 9, 2005

* Andrew Shinn		Director	May 9, 2005

*By:	/s/ Bradley Bertouille Bradley Bertouille as Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio, State of Texas, on May 9, 2005.

Standard Aero (US), Inc.

By:	/s/ David Shaw

Name: David Shaw

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

/s/ David Shaw David Shaw	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2005

/s/ Bradley Bertouille Bradley Bertouille	Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 9, 2005

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio, State of Texas, on May 9, 2005.

Standard Aero (US) Legal, Inc.

By:	/s/ David Shaw

Name: David Shaw

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

/s/ David Shaw David Shaw	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2005

/s/ Bradley Bertouille Bradley Bertouille	Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 9, 2005

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio, State of Texas, on May 9, 2005.

Standard Aero, Inc.

By:	/s/ David Shaw

Name: David Shaw

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

/s/ David Shaw David Shaw		Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2005

/s/ Bradley Bertouille Bradley Bertouille		Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 9, 2005

* Paul Soubry		President and Director	May 9, 2005

*By:	/s/ Bradley Bertouille Bradley Bertouille as Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio, State of Texas, on May 9, 2005.

Standard Aero Materials, Inc.

By:	/s/ David Shaw

Name: David Shaw

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

/s/ David Shaw David Shaw		Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2005

/s/ Bradley Bertouille Bradley Bertouille		Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 9, 2005

* Paul Soubry		President and Director	May 9, 2005

*By:	/s/ Bradley Bertouille Bradley Bertouille as Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio, State of Texas, on May 9, 2005.

Standard Aero (San Antonio) Inc.

By:	/s/ David Shaw

Name: David Shaw

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

/s/ David Shaw David Shaw		Chief Executive Officer and Director(Principal Executive Officer)	May 9, 2005

/s/ Bradley Bertouille Bradley Bertouille		Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 9, 2005

* Paul Soubry		President and Director	May 9, 2005

*By:	/s/ Bradley Bertouille Bradley Bertouille as Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio, State of Texas, on May 9, 2005.

Standard Aero (Alliance) Inc.

By:	/s/ David Shaw

Name: David Shaw

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

/s/ David Shaw David Shaw		Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2005

/s/ Bradley Bertouille Bradley Bertouille		Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 9, 2005

* Paul Soubry		President and Director	May 9, 2005

*By:	/s/ Bradley Bertouille Bradley Bertouille as Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio, State of Texas, on May 9, 2005.

Standard Aero Canada, Inc.

By:	/s/ David Shaw

Name: David Shaw

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

/s/ David Shaw David Shaw		Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2005

/s/ Bradley Bertouille Bradley Bertouille		Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 9, 2005

* Paul Soubry		President and Director	May 9, 2005

*By:	/s/ Bradley Bertouille Bradley Bertouille as Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio, State of Texas, on May 9, 2005.

3091781 Nova Scotia Company

By:	/s/ David Shaw

Name: David Shaw

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

/s/ David Shaw David Shaw	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2005

/s/ Bradley Bertouille Bradley Bertouille	Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 9, 2005

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio, State of Texas, on May 9, 2005.

3091782 Nova Scotia Company

By:	/s/ David Shaw

Name: David Shaw

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

/s/ David Shaw David Shaw	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2005

/s/ Bradley Bertouille Bradley Bertouille	Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 9, 2005

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio, State of Texas, on May 9, 2005.

3091783 Nova Scotia Company

By:	/s/ David Shaw

Name: David Shaw

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

/s/ David Shaw David Shaw	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2005

/s/ Bradley Bertouille Bradley Bertouille	Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 9, 2005

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio, State of Texas, on May 9, 2005.

Standard Aero Limited

By:	/s/ David Shaw

Name: David Shaw

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

/s/ David Shaw David Shaw	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2005

/s/ Bradley Bertouille Bradley Bertouille	Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 9, 2005

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio, State of Texas, on May 9, 2005.

Not FM Canada Inc.

By:	/s/ David Shaw

Name: David Shaw

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

/s/ David Shaw David Shaw	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2005

/s/ Bradley Bertouille Bradley Bertouille	Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 9, 2005

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio, State of Texas, on May 9, 2005.

Standard Aero Redesign Services Inc.

By:	/s/ David Shaw

Name: David Shaw

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

/s/ David Shaw David Shaw		Chief Executive Officer and Director(Principal Executive Officer)	May 9, 2005

/s/ Bradley Bertouille Bradley Bertouille		Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 9, 2005

* Edward Richmond		Senior Vice President, Strategy & Business Development and Director	May 9, 2005

*By:	/s/ Bradley Bertouille Bradley Bertouille as Attorney-in-fact